LONG-TERM DEBT	12 Months Ended
Dec. 31, 2023
Other Long Term Liabilities [Abstract]
LONG-TERM DEBT
NOTE 11:	LONG-TERM DEBT

In September 2022, Nexxen Group US Holdings Inc. (formerly known as Unruly Group US Holding Inc.) entered into a USD 90 million senior secured term loan facility (the Term Loan Facility) and a USD 90 million senior secured revolving credit facility (the Revolving Credit Facility and, together with the Term Loan Facility, collectively, the Credit Facilities). The Company used the net proceeds of the Term Loan Facility and USD 10 million of net proceeds of the Revolving Credit Facility to finance the acquisition of Nexxen Inc. The loan period is 3 years from the date it was obtained.

The Company is obligated to pay a commitment fee on the undrawn amounts of the Revolving Credit Facility at an annual rate, determined by the Company’s total net leverage ratio. The Credit Facilities require compliance with various financial and non-financial covenants, including affirmative and negative covenants. The financial covenants require that the total net leverage ratio not exceed 3x and the interest coverage ratio not be less than 4x, in each case measured as of the end of each fiscal quarter. As of December 31, 2023, the Company is in compliance with all related covenants.

During the twelve-month periods ended December 31, 2023, the Company recognized interest expenses in the amounts of USD 6,854 thousand. Total interest paid during the twelve months ended December 31, 2023, was USD 6,601 thousand.